                                                                    EXHIBIT 99.1
                                                                    ------------

                                  CERTIFICATION


    Each of the undersigned hereby certifies in his capacity as an officer of OptiCare Health Systems, Inc. (the "Company") that the Annual Report of the Company on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.



March 18, 2003



/s/ Dean J. Yimoyines
--------------------------------------------------------
Dean J. Yimoyines, M.D.
Chairman and Chief Executive Officer



/s/ William A. Blaskiewicz
--------------------------------------------------------
William A. Blaskiewicz
Vice President and Chief Financial Officer